Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report
Sallie Mae Bank (the “Bank”)
SMB Education Funding, LLC
BofA Securities, Inc.
Barclays Capital Inc.
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC
(together, the “Specified Parties”)

Re: SMB Private Education Loan Trust 2024-C – Data File Procedures
We have performed the procedures described below on the specified attributes in an electronic data file entitled “SMB_2024-C_External_Unmasked_733m.xlsx” provided by the Bank on April 3, 2024, containing information on 49,542 student loans (the “Student Loans”) as of April 2, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by SMB Private Education Loan Trust 2024-C. The Bank is responsible for the specified attributes identified by the Bank in the Data File.
The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.
The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.
•	The terms “ATLAS System,” “ENCORE System,” and “FDR System” mean the Bank’s servicing systems.
•	The term “Sources” means the following information provided by the Bank:
–	Branch Categorization Screen within the ATLAS System;
–
Promissory Note, Final Disclosure correspondence, Counter Offer Modification Notification, Agreement to Increase the Total Loan Amount, SSN card correspondence, Loan Summary and Credit Bureau Report within the ENCORE System; and,

–
#BS Screen, #BS1 Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CP2 Screen, #CPH Screen, #CPO Screen, #CSS Screen, #CU3 CIM Screen, #ED2 Screen, #EDH Screen, #HDI Screen, #NM CC Screen, #NM CR Screen, #NPO Screen and #NM SA2 Screen within the FDR System.

The Sources were represented by the Bank to be copies of the original Sources or electronic records contained within the respective system.  We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the borrower.
•	The term “Instructions” means the instructions provided by the Bank pertaining to a procedure, attribute, or methodology, as described in Exhibit B.
•	The term “Provided Information” means the Sources and Instructions.
The procedures we were instructed by the Bank to perform and the associated findings are as follows:
A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Bank. The selection criteria resulted in a sample of 360 Student Loans (the “Selected Student Loans”). A listing of the Selected Student Loans is attached hereto as Exhibit A.

B.
For each Selected Student Loan, we compared or recomputed the specified attributes listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attributes	Sources / Instructions

Social Security Number	Promissory Note, Final Disclosure correspondence, Counter Offer Modification Notification, Agreement to Increase the Total Loan Amount, SSN card correspondence, Credit Bureau Report, and Instructions.

Signature(s) on the Promissory Note	Promissory Note and Instructions. We performed no procedures to assess compliance with regard to any signatory requirements or confirm the authenticity of the signature(s).

Disbursement Year	“1ST ACTIVE DATE” field on #BS5 Screen

Original Principal Balance	– “TLDSBAMT” field in the “OTHER” option on #HDI Screen, – sum of “LOAN DISBURSEMENT” amounts on #CSS Screen, – “FINANCIAL INSTITUTION” field on #NM CC Screen, and – Instructions

Current Principal Balance
–    “TOTAL ACCOUNT BALANCE” field or sum of “ACCOUNT BALANCE” field, in the “CYCLE DATE” field on #CSS Screen, and total of all “ACCRUED INTEREST” amounts on #CSS Screen,
– “EFF-DT” field on #CPH Screen,
–    total of all “LOAN DISBURSEMENT” amounts, all “FORBEARANCE PAYMENT” amounts, and all “PAYMENT REVERSAL” amounts on #CDS Screen,
– accrued interest recomputed using “INT_RT” field on #EDH Screen, “CAP” field on #EDH Screen, “DATE” field on #EDH Screen, “CAP INT” field on #ED2 Screen, “CASH ADB 1 & 2” field and “MRCH ADB 1&2” field on #ED2 Screen,
– "CUR BAL" field on #BS Screen, and
– Instructions

2

Loan Type	“#14” field on #NM CC Screen

Loan Status	“MISC FIELD 2” field on #BS3 Screen and “CURR LOAN STAT” field on #EDH Screen, or notation of status change on #CIS Screen, and Instructions

Current Status End Date
– “CURR LOAN STAT,” “CURR:GRAD/SEP DT,” “RPMT BEGIN DT,” “MATURITY DT” fields on #EDH Screen,
– “CYCLE DATE,” “DRAW PERIOD END DATE” fields on #CSS Screen,
– “METHOD OVERRIDE END DATE” in “RULS MIN PAY (CP PO RM)” field on #NPO Screen,
– notation of status change on #CIS Screen or #EDH Screen, and
– Instructions

Remaining Term
– “CURR LOAN STAT” field on #EDH Screen,
– “MISC FIELD 2” field on #BS3 Screen,
– “#9” field on #NM CC Screen,
– “CYCLE DATE” field on #CSS Screen,
– “MATURITY DT” field on #EDH Screen,
–  “METHOD OVERRIDE END DATE” in “RULS MIN PAY (CP PO RM)” field on #NPO Screen,
– “DUE DATE” field on #CSS Screen, and
– Instructions

Repayment Schedule Type	– “MISC FIELD 2” field on #BS3 Screen, – “CYCLE DATE” field on #CSS Screen, – “RPMT BEGIN DT” and “CURR LOAN STAT” fields on #EDH Screen, and – Instructions
Interest Rate
– “INT RT” field, “INT 1%” field, “INT 2%” field on #EDH Screen,
– “DAYS1” field on #ED2 Screen,
– “CYCLE DATE” field on #CSS Screen,
– “PER DAY INTEREST” field on #CPO Screen
– “ACCOUNT BALANCE” field on #CSS Screen,
– “VAR CASH SET1” field on #CP2 Screen
– “ANNUAL INTEREST RATE CASH ADVANCE” field on #NM SA2 Screen,
– “DDD_RATE” field on #HDI Screen, and
– Instructions

3

School Code	“MISC FIELD 5” field on #BS3 Screen or the last number group in the “ID #” field on #CU3 CIM Screen

School Types 1 and 2 (School Type and Title IV)	“PROGRAM CATEGORY,” “FOR PROFIT/NON-PROFIT,” “PEPS TITLE IV” and “SOURCE OF CATEGORIZATION” fields on Branch Categorization Screen, and Instructions

State of Residence	#BS1 Screen or documentation of change that affects the state of residence on #CIS Screen

Recent FICO	“CREDIT BUREAU SCORE” and “DATE CB SCORE GENERATED” fields on #NM CR Screen

Original FICO	“EDS SCR01” or “EDS SCR02” fields within the “FICO INFO” tab on #HDI Screen

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Sources, except as listed in Exhibit C.
Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 49,542 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.
We were engaged by the Bank to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.
We are required to be independent of the Bank and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
The procedures performed were applied based on the information included in the Data File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Bank, (ii) the physical existence of the Student Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

4

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).
The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, California
April 25, 2024

5

Exhibit A
The Selected Student Loans

Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number
1	2024C001	51	2024C051	101	2024C101	151	2024C151
2	2024C002	52	2024C052	102	2024C102	152	2024C152
3	2024C003	53	2024C053	103	2024C103	153	2024C153
4	2024C004	54	2024C054	104	2024C104	154	2024C154
5	2024C005	55	2024C055	105	2024C105	155	2024C155
6	2024C006	56	2024C056	106	2024C106	156	2024C156
7	2024C007	57	2024C057	107	2024C107	157	2024C157
8	2024C008	58	2024C058	108	2024C108	158	2024C158
9	2024C009	59	2024C059	109	2024C109	159	2024C159
10	2024C010	60	2024C060	110	2024C110	160	2024C160
11	2024C011	61	2024C061	111	2024C111	161	2024C161
12	2024C012	62	2024C062	112	2024C112	162	2024C162
13	2024C013	63	2024C063	113	2024C113	163	2024C163
14	2024C014	64	2024C064	114	2024C114	164	2024C164
15	2024C015	65	2024C065	115	2024C115	165	2024C165
16	2024C016	66	2024C066	116	2024C116	166	2024C166
17	2024C017	67	2024C067	117	2024C117	167	2024C167
18	2024C018	68	2024C068	118	2024C118	168	2024C168
19	2024C019	69	2024C069	119	2024C119	169	2024C169
20	2024C020	70	2024C070	120	2024C120	170	2024C170
21	2024C021	71	2024C071	121	2024C121	171	2024C171
22	2024C022	72	2024C072	122	2024C122	172	2024C172
23	2024C023	73	2024C073	123	2024C123	173	2024C173
24	2024C024	74	2024C074	124	2024C124	174	2024C174
25	2024C025	75	2024C075	125	2024C125	175	2024C175
26	2024C026	76	2024C076	126	2024C126	176	2024C176
27	2024C027	77	2024C077	127	2024C127	177	2024C177
28	2024C028	78	2024C078	128	2024C128	178	2024C178
29	2024C029	79	2024C079	129	2024C129	179	2024C179
30	2024C030	80	2024C080	130	2024C130	180	2024C180
31	2024C031	81	2024C081	131	2024C131	181	2024C181
32	2024C032	82	2024C082	132	2024C132	182	2024C182
33	2024C033	83	2024C083	133	2024C133	183	2024C183
34	2024C034	84	2024C084	134	2024C134	184	2024C184
35	2024C035	85	2024C085	135	2024C135	185	2024C185
36	2024C036	86	2024C086	136	2024C136	186	2024C186
37	2024C037	87	2024C087	137	2024C137	187	2024C187
38	2024C038	88	2024C088	138	2024C138	188	2024C188
39	2024C039	89	2024C089	139	2024C139	189	2024C189
40	2024C040	90	2024C090	140	2024C140	190	2024C190
41	2024C041	91	2024C091	141	2024C141	191	2024C191
42	2024C042	92	2024C092	142	2024C142	192	2024C192
43	2024C043	93	2024C093	143	2024C143	193	2024C193
44	2024C044	94	2024C094	144	2024C144	194	2024C194
45	2024C045	95	2024C095	145	2024C145	195	2024C195
46	2024C046	96	2024C096	146	2024C146	196	2024C196
47	2024C047	97	2024C097	147	2024C147	197	2024C197
48	2024C048	98	2024C098	148	2024C148	198	2024C198
49	2024C049	99	2024C099	149	2024C149	199	2024C199
50	2024C050	100	2024C100	150	2024C150	200	2024C200

A-1

Exhibit A
The Selected Student Loans (Cont.)
Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number	Selected Student Loan Number	Student Loan Number
201	2024C201	242	2024C242	283	2024C283	324	2024C324
202	2024C202	243	2024C243	284	2024C284	325	2024C325
203	2024C203	244	2024C244	285	2024C285	326	2024C326
204	2024C204	245	2024C245	286	2024C286	327	2024C327
205	2024C205	246	2024C246	287	2024C287	328	2024C328
206	2024C206	247	2024C247	288	2024C288	329	2024C329
207	2024C207	248	2024C248	289	2024C289	330	2024C330
208	2024C208	249	2024C249	290	2024C290	331	2024C331
209	2024C209	250	2024C250	291	2024C291	332	2024C332
210	2024C210	251	2024C251	292	2024C292	333	2024C333
211	2024C211	252	2024C252	293	2024C293	334	2024C334
212	2024C212	253	2024C253	294	2024C294	335	2024C335
213	2024C213	254	2024C254	295	2024C295	336	2024C336
214	2024C214	255	2024C255	296	2024C296	337	2024C337
215	2024C215	256	2024C256	297	2024C297	338	2024C338
216	2024C216	257	2024C257	298	2024C298	339	2024C339
217	2024C217	258	2024C258	299	2024C299	340	2024C340
218	2024C218	259	2024C259	300	2024C300	341	2024C341
219	2024C219	260	2024C260	301	2024C301	342	2024C342
220	2024C220	261	2024C261	302	2024C302	343	2024C343
221	2024C221	262	2024C262	303	2024C303	344	2024C344
222	2024C222	263	2024C263	304	2024C304	345	2024C345
223	2024C223	264	2024C264	305	2024C305	346	2024C346
224	2024C224	265	2024C265	306	2024C306	347	2024C347
225	2024C225	266	2024C266	307	2024C307	348	2024C348
226	2024C226	267	2024C267	308	2024C308	349	2024C349
227	2024C227	268	2024C268	309	2024C309	350	2024C350
228	2024C228	269	2024C269	310	2024C310	351	2024C351
229	2024C229	270	2024C270	311	2024C311	352	2024C352
230	2024C230	271	2024C271	312	2024C312	353	2024C353
231	2024C231	272	2024C272	313	2024C313	354	2024C354
232	2024C232	273	2024C273	314	2024C314	355	2024C355
233	2024C233	274	2024C274	315	2024C315	356	2024C356
234	2024C234	275	2024C275	316	2024C316	357	2024C357
235	2024C235	276	2024C276	317	2024C317	358	2024C358
236	2024C236	277	2024C277	318	2024C318	359	2024C359
237	2024C237	278	2024C278	319	2024C319	360	2024C360
239	2024C239	280	2024C280	321	2024C321
240	2024C240	281	2024C281	322	2024C322
241	2024C241	282	2024C282	323	2024C323

Note: The Bank has assigned a unique Student Loan number to each Student Loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the actual Student Loan Number.

A-2

Exhibit B
Instructions

Attribute	Instructions
Social Security Number and Signature(s) on the Promissory Note
a) Compare the Social Security Number in the “Borrower SSN” field in the Data File to the Social Security Number on the Promissory Note,
b) Compare the Original Principal Balance in the “Total Disbursement Amount” field in the Data File to the Loan Amount on the Promissory Note, and
c) Observe Signature(s) on the Promissory Note.
In the event, the Loan Amount listed on the Promissory Note either was not listed or was lower than the Original Principal Balance indicated in the Data File, locate the Final Disclosure correspondence, the CounterOffer Modification Notification, or the Agreement to Increase the Total Loan Amount within the ENCORE System, for which the Application ID matched the Application ID on the Promissory Note signed by either the borrowers or coborrowers.
In the event, the Social Security Number contained on the Promissory Note did not agree to the “Borrower SSN” field in the Data File, locate the SSN card correspondence or the Credit Bureau Report, for which the SSN matched the SSN in the Data File.
In the event the Promissory Note for a Selected Student Loan was not available, the Bank instructed us to not perform procedures to compare the Social Security Number and Signature(s) on the Promissory Note. The Promissory Note was available for all Selected Student Loans.

Original Principal Balance
Compare the Original Principal Balance in the “Total Disbursement Amount” field in the Data File to the amount displayed in the “TLDSBAMT” field in the “OTHER” option on the #HDI Screen. In the event the Original Principal Balance in the Data File did not agree, compare as follows:
a) For Selected Student Loans originated after July 2013, compare to the sum of all “LOAN DISBURSMENT” amounts displayed on the #CSS Screen, or
b) For Selected Student Loans originated in or prior to July 2013, compare to the amount displayed in the “FINANCIAL INSTITUTION” field on the #NM CC Screen.

Current Principal Balance
Compare the Current Principal Balance in the “Outstanding Principal Amount” field in the Data File to the “ACCOUNT BALANCE” field on the #CSS Screen, or the "CUR BAL" field on the #BS Screen. In the event the information did not agree, recompute the Current Principal Balance (the “Recomputed Current Principal Balance”) as follows:

a) Read the date in the “EFF-DT” field on the #CPH Screen to identify if there was (i) a payment made after the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen and one day following the Cutoff Date or (ii) any “PAYMENT REVERSAL” amounts on the #CDS Screen;
1) If a payment was made based on procedure (a), recompute accrued interest as the product of (i) the “INT_RT” field on the #EDH Screen, (ii) “ACCOUNT BALANCE” field on the #CSS Screen, and (iii) a fraction, the numerator of which is the difference in the number of days between the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen, and the effective date of the transaction indicated in the “EFF-DT” field on the #CPH Screen minus one, and a denominator of 366 (i.e., the total number of days in the 2024 calendar year); and,
2) In case of a (i), add the recomputed accrued interest from procedure (1), as applicable, to the “TOTAL ACCOUNT BALANCE” field as of the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen (which represents the “ACCOUNT BALANCE” plus the interest accrued between the “ACCOUNT BALANCE” date and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen), and subtract the payment amount stated in the “AMOUNT-PAID” field on the #CPH Screen, as applicable, from the result.
In case of a (ii), minus the recomputed accrued interest from procedure (1), as applicable, from the “PAYMENT REVERSAL” amounts on the #CDS Screen to arrive at the principal portion of the amount, and subtract the result from the “ACCOUNT BALANCE” field on the #CSS Screen.
b) In the event the Recomputed Current Principal Balance calculated in step (a) did not agree, compare the “Outstanding Principal Amount” field in the Data File to the sum of (i) the “ACCOUNT BALANCE” field on the #CSS Screen and (ii) the total of all “LOAN DISBURSEMENT” amounts on the #CDS Screen;
c) In the event the Recomputed Current Principal Balance calculated in step (b) did not agree, compare the “Outstanding Principal Amount” field in the Data File to the difference of (i) the “TOTAL ACCOUNT BALANCE” field on the #CSS Screen and (ii) the total of all “FORBEARANCE PAYMENT” amounts on the #CDS Screen;
d) In the event the Recomputed Current Principal Balance calculated in step (c) did not agree, if the “CAP” field on the #EDH Screen indicated “C” and the “DATE” field on the #EDH Screen indicated a date equal to the most recent cycle date, compare the “Outstanding Principal Amount” field in the Data File to the sum of (i) the “ACCOUNT BALANCE” field on the #CSS Screen and (ii) the “CAP INT” field on the #ED2 Screen;
e) In the event the Recomputed Current Principal Balance calculated in step (d) did not agree, compare the “Outstanding Principal Amount” field in the Data File to the sum of (i) the total of all “PAYMENT REVERSAL” amounts on the #CDS Screen and (ii) the sum of (1) the “TOTAL ACCOUNT BALANCE” field on the #CSS Screen minus (2) the total of all “ACCRUED INTEREST” amounts on the #CSS Screen minus (3) the “CAP INT” field on the #ED2 Screen, where the “CAP” field on the #EDH Screen indicated “R” and the “DATE” field on the #EDH Screen indicated a date within four (4) months of the Cutoff Date;
f) In the event the Recomputed Current Principal Balance calculated in step (e) did not agree, compare the “Outstanding Principal Amount” field in the Data File to the sum of the ending balances in the “CASH ADB 1&2” field and the “MRCH ADB 1&2” field on the #ED2 Screen; or,
g) In the event the Recomputed Current Principal Balance calculated in step (f) did not agree, recompute the “Current Principal Balance” as follows:
1) Recompute accrued interest as the product of (i) the “INT_RT” field on the #EDH Screen, (ii) “ACCOUNT BALANCE” field on the #CSS Screen, and (iii) a fraction, the numerator of which is the difference in the number of days between the most recent payment date and prior payment date indicated on the #CSS Screen, and a denominator of 366(i.e., the total number of days in the 2024 calendar year);
2) Subtract the Unpaid Interest & Fees stated in the Loan Summary from the payment amount stated in the “AMOUNT-PAID” field on the #CPH Screen;
3) Subtract the recomputed accrued interest from procedure (1) from the remaining payment amount, if any; and,
4) Subtract any remaining payment amount from the account balance stated in the “ACCOUNT BALANCE” field on the #CSS Screen.

Loan Status
Compare Loan Status in the “Payment Loan Status” field in the Data File as follows:
a) If the repayment type contained in the “MISC FIELD 2” field on the #BS3 Screen indicated “SOIOP” or “PPIOP” (indicating Interest Only) or “F0025” or “FX025” (indicating Fixed Payment) or blank, and the “CURR LOAN STAT” field on the #EDH Screen did not indicate “DMIP,” “GRPM” or “F***,” the Loan Status was “In-Repayment”;
b) If the “CURR LOAN STAT” field on the #EDH Screen System indicated “SSP*” or “SSG*,” the Loan Status was “In-Repayment”; or,
c) Compare to the status contained in the “CURR LOAN STAT” field on the #EDH Screen.
In the event the Loan Status did not agree, identify a notation of status change on the #CIS Screen. If the status changed after the Cutoff Date, and the notation of the previous draw period on #CIS Screen was (1) before the Cutoff Date, the Loan Status was “GRCE” as of the Cutoff Date; or (2) after the Cutoff Date, the Loan Status was “SCHL” as of the Cutoff Date.

Current Status End Date
Recompute the Current Status End Date (the “Recomputed Current Status End Date”) as follows:
a) If the “CURR LOAN STAT” field on the #EDH Screen was “SCHL,” recompute the Current Status End Date as the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the date in the “CURR: GRAD/SEP DT” field on the #EDH Screen;
b) If the “CURR LOAN STAT” field on the #EDH Screen was “GRCE,” recompute the Current Status End Date as the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the date in the “RPMT BEGIN DT” field on the #EDH Screen, or the date 6 months after the “DRAW PERIOD END DATE” field on the #CSS Screen;
c) If the “CURR LOAN STAT” field on the #EDH Screen was “GRPM,” “DINT,” “DSCH,” “F***”, “SSPA,” or “SSGR,”
1) If the Start Date of the Method Override on the #EDH Screen was before the Cutoff Date, recompute the Current Status End Date as the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen on or after the “METHOD OVERRIDE END DATE” indicated in the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen;
2) If the Start Date of the Method Override on the #EDH Screen was after the Cutoff Date, recompute the Current Status End Date as the first cycle date after the Cutoff Date;
d) If the “CURR LOAN STAT” field on the #EDH Screen was “RPMT,” “D***” (except “DINT” and “DSCH”), or “SSP*” (except “SSPA”), recompute the Current Status End Date as the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the date in the “MATURITY DT” field on the #EDH Screen; or,
e) In the event the recomputed Current Status End Date calculated in procedures (a), (b), (c), or (d) did not agree to the “Current Borrower Status End Date” field in the Data File, calculate the Recomputed Current Status End Date as follows:
1) Identify a notation of status change that affected the loan status after the Cutoff Date (i.e., retro Forbearance) on the #CIS Screen and recompute the Current Status End Date as the first cycle date after the loan status “End Date” indicated on the #CIS Screen.
2) If a notation of status change that affects the loan status after the Cutoff date was not available, the “STAT” field on the #EDH Screen indicated “SSGR” and the “TYPE” field on the #EDH Screen indicated “FB,” recompute the Current Status End Date as the first cycle date after the Cutoff Date.

Remaining Term
Compare Remaining Term to the “Total Repayment Term” field in the Data File or recompute Remaining Term (“Recomputed Remaining Term”) as follows:
a) If the “CURR LOAN STAT” field on the #EDH Screen indicated “In-School” or “In-Grace” and the “MISC FIELD 2” field on the #BS3 Screen indicated “Deferred Loan,” compare to the value in the “#9” field on the #NM CC Screen;
b) If the “CURR LOAN STAT” field on the #EDH Screen started with a “D” or “F,” recompute as the difference in months[1] between the next cycle date indicated in the “CYCLE DATE” field on the #CSS Screen and the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen following the maturity date indicated in the “MATURITY DT” field on the #EDH Screen;
c) Otherwise,
1) recompute as the difference in months[1] between the current cycle date indicated in the “CYCLE DATE” field on the #CSS Screen and the first cycle date indicated in the “CYCLE DATE” field on the #CSS Screen following the maturity date indicated in the “MATURITY DT” field on the #EDH Screen;
2) If the Cutoff Date is after the current due date indicated in the “DUE DATE” field on the #CSS Screen, minus 1 from the result from step (c1) above.
In the event  the “CURR LOAN STAT” field on the #EDH Screen started with a “D” and the “MISC FIELD 2” field on the #BS3 Screen was “SOIOP,” “PPIOP,” “F0025,” or “FX025,” adding to the result from step (a), (b), or (c) above to the difference in months[1] between the current cycle date indicated in the “CYCLE DATE” field on the #CSS Screen and the “METHOD OVERRIDE END DATE” indicated in the “RULS MIN PAY (CP PO RM)” field on the #NPO Screen.

Repayment Schedule Type
Compare the Repayment Schedule Type in the “Repayment Schedule Code” field in the Data File as follows:
a) If the “MISC FIELD 2” field on the #BS3 Screen was “D0000” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” field on the #EDH Screen was after the Cutoff Date, or the “MISC FIELD 2” field on the #BS3 Screen was blank and the “CURR LOAN STAT” field on the #EDH Screen was “GRPM,” “DMIP,” or “F***” (but not “FORP”), or the “MISC FIELD 2” field on the #BS3 Screen was “D0000” and the “CURR LOAN STAT” field on the #EDH Screen was “DSCH” or “DINT,” the Repayment Schedule Type was “N;”
b) If the “MISC FIELD 2” field on the #BS3 Screen was “D0000” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” on the #EDH Screen was on or before the Cutoff Date, or the “MISC FIELD 2” field on the #BS3 Screen was “F0025” or “FX025” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” on the #EDH Screen was on or before the Cutoff Date, or the “MISC FIELD 2” field on the #BS3 Screen was blank, “SOIOP,” or “PPIOP” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” on the #EDH Screen was on or before the Cutoff Date, the Repayment Schedule Type was “V;”
c) If the “MISC FIELD 2” field on the #BS3 Screen was “F0025” or “FX025” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” on the #EDH Screen was after the Cutoff Date, the Repayment Schedule Type was “W;”
d) If the “MISC FIELD 2” field on the #BS3 Screen was blank, “SOIOP,” or “PPIOP” and the cycle date indicated in the “CYCLE DATE” field on the #CSS Screen after the “RPMT BEGIN DT” on the #EDH Screen was after the Cutoff Date, the Repayment Schedule Type was “Z;”
e) If the “MISC FIELD 2” field on the #BS3 Screen was blank, “SOIOP,” or “PPIOP” and the “CURR LOAN STAT” field on the #EDH Screen was “DSCH” or “DINT,” the Repayment Schedule Type was “D;”
f) If the “MISC FIELD 2” field on the #BS3 Screen was “F0025” or “FX025” and the “CURR LOAN STAT” field on the #EDH Screen was “DSCH” or “DINT,” the Repayment Schedule Type was “E;”
g) If the “MISC FIELD 2” field on the #BS3 Screen was blank and the “CURR LOAN STAT” field on the #EDH Screen was “SSGR,” the Repayment Schedule Type was “T;” or,
h) If the “MISC FIELD 2” field on the #BS3 Screen was blank and the “CURR LOAN STAT” field on the #EDH Screen was “SS**” (but not “SSGR”), the Repayment Schedule Type was the last character of the “CURR LOAN STAT” field on the #EDH Screen.

1 Calculated by dividing the difference in days by the average number of days in a month (i.e., 30.4375) rounded to the nearest whole number.

Interest Rate
Compare the Interest Rate in the “Net Interest Rate” field in the Data File to the “INT RT” field on the #EDH Screen.
In the event the Interest Rate did not agree, recompute Interest Rate (“Recomputed Interest Rate”) as follows:
a) Add the number of days found in the “DAYS 1” field on the #ED2 Screen to the first day of the loan’s cycle date as of the Cutoff Date indicated in the “CYCLE DATE” field on the #CSS Screen;
b) If the Cutoff Date was within the range between the loan’s cycle date and the date resulting from step (a), compare the Interest Rate in the “Net Interest Rate” field in the Data File to the “INT 1%” field on the #ED2 Screen;
c) If the Cutoff Date was after the date resulting from step (a), compare the Interest Rate in the “Net Interest Rate” field in the Data File to the “INT 2%” field on the #ED2 Screen;
d) In the event the Interest Rate calculated in step (b) or (c) did not agree, recompute the Interest Rate as follows:
1) divide the interest amount in the “PER DAY INTEREST” field on the #CPO Screen by the amount in the “ACCOUNT BALANCE” field on the #CSS Screen and multiply by 10;
2) add 0.0000099 and truncate to five decimals;
3) multiply by 366 (i.e., the total number of days in the 2024 calendar year), and,
4) round the value to the nearest 0.125 percent;
e) In the event the Interest Rate calculated in step (d) did not agree, recompute the Interest Rate by adding (i) the amount in the “VAR CASH SET1” field on the #CP2 Screen to (ii) the amount in the “ANNUAL INTEREST RATE CASH ADVANCE” field on the #NM SA2 Screen; or,
f) In the event the Interest Rate calculated in step (e) did not agree, recompute the Interest Rate by subtracting the borrower benefits in the “DDD_RATE” field in the DDDBENEFIT section on the #HDI screen from the “INT RT” field on the #EDH Screen.

School Type 1 (School Type) and School Type 2 (Title IV)
Input the School Code in the “Current School ID” field in the Data File into the ATLAS System in order to access the corresponding school information contained on the Branch Categorization Screen. In addition, consider School Types 1 and 2 as follows:
a) If the “PROGRAM CATEGORY” field on the Branch Categorization Screen was “4” or “H” and the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” the School Type 1 was “4 year;”
b) If the “PROGRAM CATEGORY” field on the Branch Categorization Screen was “2” and the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” the School Type 1 was “2 year;”
c) If the “PROGRAM CATEGORY” field on the Branch Categorization Screen was “T” and the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” the School Type 1 was “Trade School;”
d) If the “FOR PROFIT/NON-PROFIT” field on the Branch Categorization Screen was “For Profit,” the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” and the “PEPS TITLE IV” field on the Branch Categorization Screen was “Yes,” the School Type 2 was “Title IV – For Profit;”
e) If the “FOR PROFIT/NON-PROFIT” field on the Branch Categorization Screen was “For Profit,” the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” and the “PEPS TITLE IV” field on the Branch Categorization Screen was “No” or “Blank,” the School Type 2 was “Non-Title IV – For Profit;”
f) If the “FOR PROFIT/NON-PROFIT” field on the Branch Categorization Screen was “Non-Profit,” the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” and the “PEPS TITLE IV” field on the Branch Categorization Screen was “Yes,” the School Type 2 was “Title IV – Not For Profit;” or,
g) If the “FOR PROFIT/NON-PROFIT” field on the Branch Categorization Screen was “Non-Profit,” the “SOURCE OF CATEGORIZATION” field on the Branch Categorization Screen was “PEP,” “SLM,” or “DER,” and the “PEPS TITLE IV” field on the Branch Categorization Screen was “No” or “Blank,” the School Type 2 was “Non-Title IV – Not For Profit;”
Compare the School Types 1 and 2 (School Type and Title IV) in the “School Type” field and “School Title IV Eligibility Code” field in the Data File, respectively, to the corresponding information derived based on the instructions above.

Exhibit C
Exception

Selected Student Loan Number	Student Loan Number	Attribute	Per Data File	Per Sources
177	2024C177	Remaining Term	179	180

C-1